1 T H E L A C L E D E G R O U P Investor Presentation D E C E M B E R 2 0 1 3

2 T H E L A C L E D E G R O U P

3 T H E L A C L E D E G R O U P This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements in this presentation speak only as of today, and we assume no duty to update them. Forward- looking statements are typically identified by words such as, but not limited to: “estimates,” “expects,” “anticipates,” “intends,” and similar expressions. Although our forward-looking statements are based on reasonable assumptions, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. A description of the uncertainties and risk factors can be found in our Annual Report on Form 10-K for fiscal 2013 and in our Form 10-Q filings made with the Securities and Exchange Commission in the “Risk Factors” section as well as under the “Forward-Looking Statements” heading. Note: Years shown in this presentation are fiscal years ended September 30, unless otherwise indicated. Investor Relations Contacts: Scott W. Dudley Jr. Steven P. Rasche Director, Investor Relations Chief Financial Officer (314) 342-0878 (314) 342-3348 Scott.Dudley@TheLacledeGroup.com Steve.Rasche@TheLacledeGroup.com Forward-Looking Statements

The Laclede Group Today

Financially Strong, Growing Natural Gas Services Provider



FY 2012 Pro Forma EBITDA Mix[1]
56%
35%
9%
$238 Million
Laclede Gas
MGE MISSOURI GAS ENERGY
Laclede ENERGY RESOURCES
And Propane and other non-regulated business



Gas Utility Customer Base[2]
91%
Residential
9%
Commercial &
Industrial

[1]See Adjusted EBITDA (Non-GAAP) Reconciliation in Appendix.
[2]Laclede Gas and MGE customers as of 9/30/13.

THE LACLEDE GROUP 4

5 T H E L A C L E D E G R O U P Positioned for Further Growth • We will remain largely a regulated natural gas utility • Leveraging our expertise ‒ 150+ years of natural gas industry experience ‒ Experienced management team ‒ Record of growth in earnings and dividends ‒ 8th oldest continuously traded stock on NYSE • Driving growth through ‒ Acquisition of gas utilities ‒ Infrastructure investment and gas marketing services ‒ Emerging technologies &

6 T H E L A C L E D E G R O U P Laclede is a Leading Gas Utility Gas Utility Customers - LDCs 0.0 1.0 2.0 3.0 4.0 5.0 4.5 3.0 1.9 1.1 1.1 1.0 0.7 0.5 0.4 GAS ATO SWX LG WGL PNY NWN NJR SJI (millions) • Largest LDC in Missouri serving state’s two largest metropolitan areas • 4th largest publicly traded gas utility (1.13 million customers) • Well positioned near major transportation and supply assets • 45 Bcf of storage • Rate base of ~$1.5 billion • 30,000 miles of mains and services

7 T H E L A C L E D E G R O U P 0 10,000 20,000 30,000 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E Missouri St. Louis Kansas City • 6.5% unemployment rate (October) below national average • Headquarters to 10 diverse Fortune 500 companies • Laclede serves ~98% of new single-family homes Missouri’s Favorable Economic and Market Profile 2012 YOY increase of ~18% in Missouri Source: EIA, Global Insight Reports and U.S. Census Bureau. Missouri United States 25% 13% 1% 58% Residential Heating Fuel 9% 7% 3% 51% 30% New Housing Starts Per Year Utility Natural Gas Electricity Tank Gas or Propane Fuel Oil / Kerosene Coal, Wood or No Fuel

8 T H E L A C L E D E G R O U P Supporting Our Continued Utility Investments *Includes MGE for full fiscal year ended September 30, 2013. ISRS Recoverable Distribution, Equipment and Other Information Technology $0 $50 $100 $150 $200 51 68 87 108 27 27 42 65 31 36 36 12 $109 $131 $165 $185 2013 2012 2013 (pro forma)* 2014 (forecast) • Capital investment focused on utility infrastructure • 3-Year IT upgrade project completed in 2013 • ISRS recoverable spend ramping up to ~60% in 2014 Capital Spending (in millions)

General Rate Cases

- MGE: filed on September 16, 2013

Key facts ($ millions)	
Filed rate base	$565.2
Gross revenue requirement	$ 23.4
Current ISRS recovery	(6.3) [1]
Net revenue increase	$ 17.1

  - Procedural schedule published; expect to resolve before 11-month deadline

- Laclede Gas: agreement effective September 1, 2013
  - Incorporated $14.8 million of ISRS revenues into base rates
  - Maintains rate structure, cost recovery and ability to earn solid return
  - Sets capital structure and ROE for future ISRS filings

- Subsequent cases will not be filed prior to October 1, 2015

[1] Filed on 12/6/13 for $1.6 million additional ISRS recovery subject to prudence review.

THE LACLEDE GROUP 9

1 0 T H E L A C L E D E G R O U P • Complementary non-regulated natural gas sales and services • Leverages supply and transportation contracts in central U.S. • 2 Bcf of leased storage • Diverse customer base • Conservatively operated with diligent risk management • Profitable and cash generating Gas Marketing

Natural Gas Fueling Solutions

- Laclede teaming with Siemens to offer end-to-end NGV fueling solutions:
  - Significant US market opportunity
  - Services: plan, design, build, own and operate, maintain
  - Station economics supported by anchor customers
  - Targets: heavy duty trucking, transit, waste
- Lambert-St. Louis International Airport
  - Flagship Spire℠ station supporting fueling needs of airport services and other commercial customers
  - Commercial operation in December 2013

spire™

Smarter at every turn.™


spire
NATURAL GAS FUELING SOLUTIONS

THE LACLEDE GROUP 11

1 2 T H E L A C L E D E G R O U P $1.50 $1.79 $1.49 $1.63 $2.10 $2.14 $2.46 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2007 2008 2009 2010 2011 2012 1H FY2013 Ne t E cono m ic Ea rn ing s P er Sh ar e1 $1.46 $1.50 $1.54 $1.58 $1.62 $1.66 $1.70 $1.30 $1.40 $1.50 $1.60 $1.70 2007 2008 2009 2010 2011 2012 Current Annualized Di vid end s P er Sh ar e Delivering Shareholder Value - Earnings 1See Net Economic Earnings (Non-GAAP) Reconciliation in Appendix. $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 1.49 1.63 2.10 2.14 2.51 1.27 0.70 0.40 0.55 0.39 (Net Economic Earnings Per Share1 ) $2.74 $2.52 $2.79 $2.79 $2.87 Gas Utility Gas Marketing Other 2009 2010 2011 2012 2013 • Record 2013 net economic earnings per share • Gas Utility earnings growth via ISRS, cost management • Gas Marketing earnings decline reflecting market conditions

1 3 T H E L A C L E D E G R O U P $1.50 $1.79 $1.49 $1.63 $2.10 $2.14 $2.46 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2007 2008 2009 2010 2011 2012 1H FY2013 Ne t E cono m ic Ea rn ing s P er Sh ar e1 $1.46 $1.50 $1.54 $1.58 $1.62 $1.66 $1.70 $1.30 $1.40 $1.50 $1.60 $1.70 2007 2008 2009 2010 2011 2012 Current Annualized Di vid end s P er Sh ar e Delivering Shareholder Value - Dividends 1Annualized dividend based on quarterly dividend of $0.44 per share declared November 21, 2013 and payable January 3, 2014. 2Based on the closing stock price for The Laclede Group of $45.48 on December 6, 2013. $1.20 $1.40 $1.60 $1.80 2009 2010 2011 2012 2013 2014 $1.54 $1.58 $1.62 $1.66 $1.70 $1.761 (Annualized Dividend $ Per Share) Dividend Yield ~ 3.9%2 • Dividends paid continuously since 1946 • 3.5% increase ($0.06/share annually) just announced • Marks 11th consecutive year of dividend increases • Historical payout 55%-65%, supported by utility earnings

1 4 T H E L A C L E D E G R O U P Strong Cash Flow and Ample Liquidity • Net cash provided from 2013 operating activities of $164 million ‒ Up from $128 million in 2012 ‒ Increase largely reflects timing of PGA recovery, lower pension and income tax payments • Liquidity enhanced with new expanded 5-year credit facilities effective September 3, 2013 ‒ Laclede Gas $450 million ‒ Laclede Group $150 million • “A” rated utility first mortgage bonds $50 $80 $100 $100 $55 $80 $0 $50 $100 $150 2013 - 2015 2016 - 2020 2021 - 2025 2026 - 2030 2031 - 2035 2036 - 2040 Deb t M aturiti es ($ in Mill ions ) Debt Maturity Debt Callable in 2013 S&P Moody’s Fitch The Laclede Group, Inc. A - BBB+ Laclede Gas First Mortgage Bonds A A2 A Laclede Gas Commercial Paper A-2 P-2 F2 Debt Ratings

1 5 T H E L A C L E D E G R O U P Solid Balance Sheet and Access to Capital $50 $80 $100 $100 $55 $80 $0 $50 $100 $150 2013 - 2015 2016 - 2020 2021 - 2025 2026 - 2030 2031 - 2035 2036 - 2040 Deb t M aturiti es ($ in Mill ions ) Debt Maturity Debt Callable in 2013 1 Long-term capitalization as of September 30, 2013 2 $80 million in first mortgage bonds being called at par in January 2014 • 53%+ equity capitalization post MGE acquisition1 • Successful 10 million share offering in 2013 ‒ Increased average daily trading volume ‒ Expanded institutional investor base and analyst coverage • $450 million debt issuance in August saw strong demand • $125 million in private placement debt funded earlier in 2013 $0 $100 $200 $300 $400 Thru 2019 2020 - 2024 2025 - 2030 2031 - 2036 2037 + $150 $330 $100 $155 $100 $802 ($ millions) Debt Maturities

Fiscal 2014 Outlook

- Key metric remains Net Economic Earnings (NEE) per share
  - 2013 baseline excluded the entire impact of the MGE deal
  - 2014 excludes one-time integration costs (both expensed and deferred portions)
- FY 2014 NEE per share equal to FY 2013
  - MGE anticipated to be significantly accretive to Gas Utility
    - More than offsetting additional cost of capital
    - Driving Gas Utility earnings to at least 95% of consolidated NEE per share
    - MGE rate design will help smooth out quarterly earnings seasonality
  - Non-regulated earnings expected to decline
    - Driven by current market conditions
    - Reflects expiration of last favorable supply agreement in October 2013
- Net synergies expected to achieve run rate of $25 - $34 million
  - Ramp up during FY 2014 and 2015 reflecting integration plan
  - Full run rate targeted for FY 2016
- 2014 capital spending targeted at $185 million, ~60% ISRS recoverable
- Income tax rates will rise to low 30% range

THE LACLEDE GROUP 16

1 7 T H E L A C L E D E G R O U P Pursuing Further Growth • Leveraging our expertise • Strong financial position and liquidity • Proven track record • Driving growth through . . . 1 &

1 8 T H E L A C L E D E G R O U P

1 9 T H E L A C L E D E G R O U P Appendix

2 0 T H E L A C L E D E G R O U P Financial Highlights – Fiscal 2013 *See Net Economic Earnings (Non-GAAP) Reconciliation, page 23. Twelve Months Ended September 30, (Millions) (Per Diluted Share) 2013 2012 2013 2012 Earnings by Segment Gas Utility $ 56.7 $ 48.1 $ 2.51 $ 2.14 Gas Marketing 8.9 12.3 0.39 0.55 Other (0.6) 2.2 (0.03) 0.10 Net Economic Earnings (non-GAAP)* $ 65.0 $ 62.6 $ 2.87 $ 2.79 Acquisition-related impacts: Costs (10.8) (0.01) (0.42) (0.01) Increase in shares — — (0.38) — Fair value adjustments (1.4) 0.01 (0.05) 0.01 Net Income (GAAP) $ 52.8 $ 62.6 $ 2.02 $ 2.79

Financial Highlights – Fiscal 2013

- Net Economic Earnings[1] up 3.8% to $65.0 million; a record $2.87 per share
  - Gas Utility: $56.7 million (up 18%)
    - Higher sales margins and increased pipeline replacement ISRS revenues
    - Partially offset by higher D&A and operating & maintenance costs
  - Gas Marketing: $8.9 million (down 28%)
    - Lower price volatility and narrow basis differentials
    - Expiration of a favorable gas supply contract in December 2012
    - Partially offset by higher volumes purchased and sold
- Net income of $52.8 million ($2.02/share) reflects acquisition-related impacts
  - $17.4 million of pre-tax costs ($0.42/share)
    - $17.0 million of transaction costs
    - Net $1.7 million of one-time integration costs
    - Partially offset by MGE earnings, net of interest on new debt
  - Increase in shares impacted earnings by $0.38 per share

[1]*See Net Economic Earnings (Non-GAAP) Reconciliation, page 23.*

THE LACLEDE GROUP 21

Constructive Regulatory Mechanisms in Missouri

	Laclede Gas	MGE MISSOURI GAS ENERGY
Rate Design	Weather - Mitigation	Straight Fixed - Variable
Purchased Gas Adjustment Clause	X	X
Infrastructure System Replacement Surcharge (ISRS)	X	X
Pension Cost Tracker	X	X
Energy Efficiency / Conservation	X	X
Regulatory Rating[1]	Missouri - Average	

[1]*Source: Rating of state regulatory environment for Missouri by Regulatory Research Associates, January 2013.*

THE LACLEDE GROUP 22

Net Economic Earnings (Non-GAAP) Reconciliation

(Millions, except per share amounts)	FY Ended September 30, 2009	FY Ended September 30, 2010	FY Ended September 30, 2011	FY Ended September 30, 2012	FY Ended September 30 2013
Net economic earnings (Non-GAAP)	$ 60.8	$ 56.1	$ 62.4	$ 62.6	65.0
Add: Unrealized gain (loss) on energy-related derivatives (1)	3.4	(2.1)	1.4	0.3	(0.5)
Add: Lower of cost or market inventory adjustments (1)	-	-	-	-	(0.9)
Add: Realized gain (loss) on economic hedges prior to sale of commodity (1)	-	-	-	(0.2)	-
Add: Acquisition, divestiture and restructuring activities (1)	-	-	-	(0.1)	(10.8)
Net Income (GAAP)	$ 64.2	$ 54.0	$ 63.8	$ 62.6	$ 52.8
Net economic earnings per share excluding propane sale (Non-GAAP)	$ 2.74	$ 2.36	$ 2.52	$ 2.79	$2.87
Add: Sale of excess propane inventories (2)	-	0.16	0.27	-	-
Net economic earnings per share (Non-GAAP)	2.74	2.52	2.79	2.79	$2.87
Add: Unrealized gain (loss) on energy-related derivatives (1)	0.15	(0.09)	0.07	0.02	(0.02)
Add: Lower of cost or market inventory adjustments (1)	-	-	-	-	(0.03)
Add: Realized gain (loss) on economic hedges prior to sale of commodity (1)	-	-	-	(0.01)	-
Add: Acquisition, divestiture and restructuring activities (1)	-	-	-	(0.01)	(0.42)
Weighted Average Shares Adjustment	-	-	-	-	(0.38)
Diluted Earnings per Share (GAAP)	$ 2.89	$ 2.43	$ 2.86	$ 2.79	$ 2.02

Amounts presented net of income taxes, which are calculated by applying federal, state, and local income tax rates applicable to ordinary income to the amounts of pre-tax reconciling items. Net economic earnings per share and net economic earnings per share excluding propane sale are calculated by replacing net income with net economic earnings and net economic earnings excluding propane sale in the GAAP diluted earnings per share calculation. Also, net economic earnings per share exclude the impact of the May 2013 equity offering to fund the acquisition of MGE. For the fiscal year ended September 30, 2013, the weighted average diluted shares used in the net economic earnings per share calculation was 22.5 million compared to 26.0 million in the GAAP EPS calculation.

(1) For fiscal years 2013, 2011, 2010, and 2009, the amounts of income tax expense (benefit) included in the consolidated reconciling items above are $7.5 million, $0.9 million, $(1.3) million, and $2.2 million. Such amount is negligible for fiscal 2012.

(2) Income tax expense associated with the sale of excess propane inventories was $3.9 million and $2.3 million for fiscal years 2011 and 2010, respectively.

THE LACLEDE GROUP 23

2 4 T H E L A C L E D E G R O U P Adjusted EBITDA (Non-GAAP) Reconciliation 12012 fiscal years ended 9/30/12 for The Laclede Group and 12/31/12 for MGE. 2One-time expenses and normalizing adjustments and The Laclede Group acquisition – related expenses. Laclede Group $ millions, twelve months ended 9/30/12 Laclede Group Pro Forma Net Income (GAAP) 27.2$ 62.6$ 89.8$ Adjustments Income Tax 20.3 26.3 46.6 Interest (0.1) 24.9 24.8 Depreciation and Amortization 29.5 41.3 70.8 One-time expenses, other due diligence and normalizing adjustments 10.3 - 10.3 Total Adjustments 60.0 92.5 152.5 Adjusted EBITDA 87.2$ 155.1$ 242.3$ MGE 1 Net Income (GAAP) $ MGE $ millions, fiscal years 20121 The Laclede Group, Inc. The Laclede Group, Inc. Pro Forma 23.3 $ 62.6 $ 70.4 Adjustments Income Tax Interest Depreciation and Amortization Other Adjustments2 Total Adjustments 19.5 (0.2) 30.0 10.0 59.3 26.3 24.9 41.4 0.2 92.8 36.2 50.1 71.3 10.0 167.6 Adjusted EBITDA 82.6 $ 155.4 $ 238.0 $

2 5 T H E L A C L E D E G R O U P 1For fiscal years 2012 ended 9/30/12 for Laclede Gas and 12/31/12 for Missouri Gas Energy, unless noted otherwise. 2Laclede Gas rate base as filed Dec. 2012; MGE rate base as filed September 2013. 3Long-term Debt to Long-term Capitalization of The Laclede Group as of 9/30/13. 4Debt to Total Capitalization from latest rate case authorized on 2/20/10. 5At September 30, 2013 fiscal year end. Key Utility Statistics Financial1 ($ in millions) Other Operation & Maintenance Expenses CAPEX / D & A Debt / Total Capitalization Rate Base2 $167 $107 / $41 47%3 $944 $117 $44 / $30 61%4 $565 $284 $1,509 Storage Capacity Mains and Service Lines (miles) Customers 27 Bcf ~16,000 636,236 18 Bcf ~14,000 491,443 45 Bcf 1,127,679 ~30,000 Pro Forma Operational5 $151 / $71

2 6 T H E L A C L E D E G R O U P • Algonquin to acquire NEG via Laclede acquisition subsidiary - Agreement between Laclede, Algonquin and Energy Transfer Equity (ETE) - Algonquin to pay $63 million to ETE for NEG assets - Laclede to receive $11 million, subject to typical closing adjustments • Massachusetts DPU regulatory approval - Hearings in the matter have concluded - Decision expected by early calendar 2014 Sale of New England Gas Company (NEG)

2 7 T H E L A C L E D E G R O U P